Exhibit 99.7

AMENDMENT AND WAIVER

This Amendment and Waiver (the “Amendment and Waiver”) is entered into by and between BIO-KEY INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), and The Tocqueville Fund (“TTF”), and is effective as of August 31, 2005.

WHEREAS, the Borrower issued a Convertible Term Note to TTF on September 29, 2004 in the aggregate original principal amount of $500,000 (the “September 2004 Note”), payable in full on September 29, 2007 (the “September Note Maturity Date”);

WHEREAS, pursuant to Section 1.2 of the September 2004 Note, the Borrower is obligated to repay to TTF 1/32nd of the principal amount (such amount is referred to herein as the “Monthly Principal Amount”) of the September 2004 Note, together with interest accrued thereon, on the first business day of each consecutive calendar month starting 120 days following the date of the September 2004 Note;

WHEREAS, the Borrower wishes to defer the payment of the Monthly Principal Amount due and payable under the September 2004 Note for the months of September, October, November and December 2005 until the September Note Maturity Date, and TTF wishes to allow the Borrower to defer payment of all such Monthly Principal Amounts and to allocate and include such Monthly Principal Amounts with the final payments due with respect to the September 2004 Note on the September 2004 Note Maturity Date, as is more fully described in Sections 1, 2 and 3 below (collectively, the “August Deferral”);

WHEREAS, in consideration for TTF agreeing to the August Deferral, the Borrower has agreed to issue 47,090 newly issued shares of its Common Stock, $.0001 par value per share (“Common Stock”) to TTF (the “August Shares”), with registration rights to be granted to TTF with respect to such shares as provided herein; and

WHEREAS, in connection with the August Deferral, TTF has agreed to unconditionally and irrevocably waive the provisions of Section 3.4(b)(C) of the September 2004 Note regarding the adjustment of the Fixed Conversion Price (as defined in the September 2004 Note) solely with respect to the issuance of up to an aggregate of 890,000 shares of Common Stock (including the August Shares) (the “Shares”) to be issued by the Company on or about the date hereof to TTF and other existing holders of the Company’s Convertible Term Notes issued September 29, 2004, and TTF has further agreed that the Fixed Conversion Price set forth in the September 2004 Note shall remain unaffected as a result of the issuance and sale of the Shares.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

I.              DEFERRAL OF CERTAIN PRINCIPAL PAYMENTS; WAIVER OF CONVERSION PRICE ADJUSTMENT.

1.             September 2004 Note.  TTF hereby agrees that the Monthly Principal Amount for each of September, October, November and December 2005 due from the Borrower to TTF under the September 2004 Note, equal to an aggregate of $62,500 (collectively, the “September Note Deferred Amount”), is hereby deferred until the September Note Maturity Date, at which time the September Note Deferred Amount shall be paid in full along with the final payment due on such date pursuant to the September 2004 Note.  Notwithstanding the foregoing, the Borrower shall remain obligated to pay all of the Monthly Interest Amount (as defined in the September 2004 Note) when due.

2.             Issuance of August Shares.

(a)  The Borrower hereby agrees to issue to TTF, on the date hereof, the August Shares.  The Borrower shall deliver to TTF an original, newly issued stock certificate evidencing such August Shares within five (5) business days after the date hereof.

(b)  This Amendment and Waiver, including but not limited to the issuance of the August Shares, is made with TTF in reliance upon TTF’s representation to the Borrower, which by TTF’s execution of this Amendment and Waiver, TTF hereby confirms, that the August Shares to be acquired by TTF will be acquired for investment for TTF’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that TTF has no present intention of selling, granting any participation in, or otherwise distributing the same.  By executing this Amendment and Waiver, TTF further represents that TTF does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the August Shares.  TTF has not been formed for the specific purpose of acquiring the August Shares.   TTF agrees and acknowledges that it has had an opportunity to discuss the Borrower’s business, management, financial affairs and the terms and conditions of the offering of the August Shares with the Borrower’s management.  TTF understands that the August Shares have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of TTF’s representations as expressed herein.  TTF understands that the August Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, TTF must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  TTF hereby represents and warrants to the Borrower that TTF is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of the investment to be made hereunder.  TTF acknowledges that the Borrower has no obligation to register or qualify the August Shares for resale except as is otherwise set forth in this Amendment and Waiver and the Registration Rights Agreement (as defined herein below).  TTF further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the August Shares, and on requirements relating to the Borrower which are outside of TTF’s control, and which the Borrower is under no obligation and may not be able to satisfy.

(c) TTF understands that the August Shares shall bear substantially the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.”

Certificates evidencing the August Shares shall not be required to contain the legend set forth above or any other legend (i) while a Registration Statement (as defined in the Registration Rights Agreement) covering the resale of such August Shares is effective under the Securities Act; provided that the holder thereof covenants that in connection with each sale of such securities, a copy of the final prospectus that forms a part of such Registration Statement will be delivered in accordance with the provisions of Section 5(b)(2) of the Securities Act, and the rules and regulations promulgated thereunder, or (ii) following any sale of such Securities pursuant to Rule 144 under the Securities Act, or (iii) if such August Shares are eligible for sale under Rule 144(k) under the Securities Act, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Securities and Exchange Commission).  The Borrower shall cause its counsel to issue the legal opinion to permit the removal of the legend as permitted in the immediately preceding sentence to the Borrower’s transfer agent on the effective date of the Registration Statement covering the resale of the August Shares.  Following the effective date of such Registration Statement or at such earlier time as a legend is no longer required for the August Shares, the Borrower will no later than three trading days following the delivery by TTF to the Borrower or the Borrower’s transfer agent of a legended certificate representing such August Shares, deliver or cause to be delivered to TTF a certificate representing such August Shares that is free from all restrictive and other legends.

3.             Registration Rights.  The Borrower hereby grants registration rights to TTF pursuant to a Registration Rights Agreement dated as of even date herewith, in the form attached as Exhibit A hereto, between TTF and the Borrower (the “Registration Rights Agreement”).

4.             Conversion Price.  TTF hereby unconditionally and irrevocably waives the provisions of Section 3.4(b)(C) of the September 2004 Note regarding any adjustment of the Fixed Conversion Price (as defined in the September 2004 Note) that would otherwise be triggered as a result of the issuance of the Shares, and hereby agrees that the Fixed Conversion Price set forth in the September 2004 Note shall remain unaffected as a result of the issuance and sale of the Shares. The waiver contained in this Section 6 relates exclusively to the issuance of the Shares, and shall not apply to any other subsequent issuances of any Common Stock or other securities by the Borrower.

II.            MISCELLANEOUS.

1.             No Other Amendments.  Except as expressly set forth in this Amendment and Waiver, no other term or provision of the September 2004 Note is hereby amended or affected in any way, and the September 2004 Note shall remain in full force and effect after the date hereof.

2.             Governing Law.  This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

3.             Facsimile Signatures; Counterparts.  This Amendment and Waiver may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver as a sealed instrument as of the date set forth in the first paragraph hereof.

BIO-KEY INTERNATIONAL, INC.

By:
Thomas J. Colatosti
Co-Chief Executive Officer

THE TOCQUEVILLE FUND

By:
Name:
Title: